                              ELEVENTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT AND
                               AMENDMENT AGREEMENT

         This Eleventh Amendment to Amended and Restated Credit Agreement and Amendment Agreement (this "Amendment" or this "Eleventh Amendment") is entered into on May 16, 2002 between Bank One, Michigan, fka NBD Bank ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation ("Owosso"), Ahab Investment Company, DWZM, Inc. ("DWZM"), SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated ("Snowmax"), GBMC, Inc. ("GBMC"), Stature Electric, Inc. ("Stature"), Owosso Motor Group, Inc., AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. ("Astro Air"), Motor Products-Ohio Corporation, Motor Products-Owosso Corporation and Owosso-Delaware, Inc., f/k/a Cramer Company ("Cramer") (collectively, the "Borrowers" or the "Parties" and referred to individually, collectively and in all combinations as the "Parties").

                                    RECITALS

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001, a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002, and a Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated February 7, 2002 (as amended, the "Loan Agreement") and two Amended and Restated Revolving Credit Notes dated February 7, 2002 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents"). Capitalized terms used but not defined in this Eleventh Amendment have the same meanings as in the Amendment Agreement.

         2. Each Party acknowledges and agrees that (i) the Amendment Agreement is in full force and effect; (ii) the Banks have fully performed all of their obligations under the Loan Documents (including the Amendment Agreement); (iii) the Banks have no obligation to continue to lend to Borrowers or to forbear from enforcing their rights and remedies beyond the Forbearance Period; and (iv) the Banks have made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period will be extended beyond the expiration thereof.

         3. Each Party represents and warrants to the Banks that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such loans, and from any other loans made or which may be made in the future to any of the Borrowers.

         4. The Parties have advised the Banks that, due to tax law changes, they will receive tax refunds totaling $4,970,000, of which $4,675,000 has already been received, which tax refunds are subject to the lien and security interest given by the Parties in favor of the Agent, for the benefit of the Banks. The Parties and the Banks have agreed how the tax refunds will be applied and wish to formalize that agreement.

         5. Subject to the terms and conditions of this Eleventh Amendment, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Eleventh Amendment, the Banks have agreed to amend the Loan Documents.

                                    AGREEMENT

                  Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree as follows:

         A. The Loan Agreement and Amendment Agreement are amended as follows:

            (1) The "Commitment" of each of the Banks is hereby permanently reduced to the following amounts as of the date of this Agreement: for Bank One, $14,000,000, for PNC, $8,000,000 and collectively $22,000,000. Any borrowings in excess of the lesser of (a) the Commitments as in effect from time to time less the total amount of L/C Outstandings or (b) the Borrowing Base are immediately due and payable.

            (2) Section 2.2(d) of the Loan Agreement is amended and restated in its entirety to read as follows:

                "(d) The Commitments will additionally cumulatively reduce by the following amounts at the following times in accordance with the terms of this Section 2.2:

                               Cumulative                 New
Date                           Reduction                  Commitment
----                           ---------                  ----------
On or before
July 1, 2002                   $9,000,000                 $13,000,00.00


            As part of the calculation of the cumulative reduction, the Commitments will reduce on a dollar for dollar basis by 100% of the net proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) promptly upon the Borrowers' receipt thereof of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Snowmax and Cramer, and by 100% the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks promptly upon the Borrowers' receipt thereof."

            (3) The definition of "Additional Amount" is added to Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                         ""Additional Amount" means $16,835,000, less the
            following amounts immediately upon the Borrowers' receipt thereof:
            100% of the net proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Snowmax and Cramer; and the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks."

         B. The Notes are amended and restated in their entireties by the Amended and Restated Revolving Credit Notes in the form of collective Exhibit A hereto (the "New Notes").
             ---------

         C. The Borrowers acknowledge that, prior to the date of this Eleventh Amendment but with their consent, the Agent debited their accounts by $150,000 (to cover payment of the forbearance fee which was due and payable on February 15, 2002) and $138,688.33 (to reimburse the Agent for previously incurred legal fees). All other legal fees will be paid by the Borrowers within 15 business days of the submission of an invoice.

         D. The Borrowers have indicated to the Banks that they would like the Banks to consider allowing certain payments to be made to subordinated creditors, which payments are currently prohibited by the terms of the Loan Documents and the Forbearance Agreement. The Banks have not agreed that such payments will be permitted, but have agreed to review any comprehensive proposal that may be provided by the Borrowers.

         E. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement are to be treated as referring to the Loan Agreement, as amended by this Amendment, (ii) to the Notes are to be treated as referring to the New Notes, and (iii) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         F. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents and (ii) except to the extent heretofore or herein released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         G. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Eleventh Amendment other than those which are set forth in this Eleventh Amendment.

         H. Reservation of Rights.

            (a) The Amendment Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in the Amendment Agreement (as amended by this Eleventh Amendment). Except for such forbearance through the expiration of the Forbearance Period and notwithstanding anything to the contrary in this Eleventh Amendment or the Amendment Agreement, all of the Banks' rights and remedies with respect to the Parties are expressly reserved. Likewise, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof or new Events of Default or defaults or shall in any way prejudice the rights and remedies of the Banks under the Loan Documents (including the Amendment Agreement) or applicable law. Further, the Banks shall have the right to waive any conditions set forth in this Eleventh Amendment or the Loan Documents, in their sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which the Banks may have against the Parties or any of them. However, the Parties agree that no waiver by the Banks of any right or condition of this Eleventh Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of the Agent or each of the Banks, as appropriate.

            (b) ANYTHING CONTAINED IN THIS ELEVENTH AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS ELEVENTH AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT THE BANKS' RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR

         I. Each Borrower represents and warrants to the Banks that:

            (1) (a) The execution, delivery and performance of this Amendment by each Borrower and all agreements and documents delivered by each Borrower in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

            (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through December 23 2001, fairly present such Borrower's financial condition as at such dates and the results of such Borrower's operations for the periods indicated, with the exception of the fact that inventory values for Snowmax and Astro Air were collectively overstated by $425,000. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

            (4) Except for the Specified Defaults, such Borrower has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

            (5) Any party executing this Eleventh Amendment in a representative capacity on behalf of such Borrower has the authority to execute this Eleventh Amendment and legally bind such Borrower.

            (6) Such Borrower has not assigned any claim, set off or defense to any individual or entity.

         J. This Eleventh Amendment and all of the Exhibits and other written material delivered by any one or more of the Parties to the Banks in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to the Banks that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

         K. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         L. No failure or delay on the part of the Agent or either of the Banks in the exercise of any power or right, and no course of dealing between any one or more of the Parties and the Agent or either of the Banks, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Agent or either of the Banks at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives the right of the Agent or either of the Banks to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Eleventh Amendment or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Eleventh Amendment or the Loan Documents is effective only if in writing signed by an authorized officer of the Agent or the Banks, as appropriate, and only in the specific instance and for the specific purpose for which given.

         M. All agreements, representations and warranties made in this Eleventh Amendment (and all agreements referred to or incorporated herein) survive the execution of this Eleventh Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Eleventh Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by the Agent or the Banks (including by their agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by the Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Agent or the Banks or their agents.

         N. The execution and delivery of this Eleventh Amendment (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to the Banks. No security taken before or after as security for the Obligations impairs or affects this Eleventh Amendment (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

         O. This Eleventh Amendment and the Exhibit hereto constitute the Parties' and the Banks' entire understanding with respect to the subject matter hereof. Modifications or amendments to this Eleventh Amendment must be in writing and signed by the party to be charged in order to be effective. This Eleventh Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Eleventh Amendment is binding on each Party and their respective successors, assigns, heirs, and personal representatives and shall inure to the Banks' benefit and the benefit of their successors and assigns. If any provision of this Eleventh Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Eleventh Amendment.

         P. This Eleventh Amendment is being entered into among competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Eleventh Amendment will not necessarily be construed against any particular party as the drafter of such language.

         Q. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         R. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         S. STATUTE OF FRAUDS. THIS ELEVENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BANKS AND THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN EITHER OF THE BANKS OR THE AGENT, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS ELEVENTH AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS ELEVENTH AMENDMENT.

         T. WAIVER OF JURY TRIAL.
            ---------------------

            BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         U. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.

BANK ONE, MICHIGAN, f/k/a                         PNC BANK, NATIONAL ASSOCIATION

NBD BANK, individually and as Agent

By: /s/ Christer D. Lucander                      By: /s/ Frank P. Devine
    ------------------------                          -------------------

       Name: Christer D. Lucander                    Name: Frank P. Devine

            Title: First Vice President                    Title: Vice President

OWOSSO CORPORATION                                AHAB INVESTMENT COMPANY


By: /s/ George B. Lemmon, Jr.                     By: /s/ George B. Lemmon, Jr.
    -------------------------                         -------------------------

       Name: George B. Lemmon, Jr.                   Name: George B. Lemmon, Jr.

              Title: President                             Title: President










                    [Signatures continued on following page]

[Signatures continued from previous page]

DWZM, INC.                                        SMX LIQUIDATION CORP., INC.


By: /s/ George B. Lemmon, Jr.                     By: /s/ George B. Lemmon, Jr.
    -------------------------                         -------------------------

       Name: George B. Lemmon, Jr.                   Name: George B. Lemmon, Jr.

           Title: President                                Title: President

GBMC, INC.                                        STATURE ELECTRIC, INC.

By: /s/ George B. Lemmon, Jr.                     By: /s/ George B. Lemmon, Jr.
    -------------------------                         -------------------------

       Name: George B. Lemmon, Jr.                   Name: George B. Lemmon, Jr.

           Title: President                                Title: Vice-President

OWOSSO MOTOR GROUP, INC.                          AAC LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                     By: /s/ George B. Lemmon, Jr.
    -------------------------                         -------------------------

       Name: George B. Lemmon, Jr.                   Name: George B. Lemmon, Jr.

           Title: President                                Title: President

OWOSSO-DELAWARE, INC.                             MOTOR PRODUCTS-OHIO

                                                  CORPORATION

By: /s/ George B. Lemmon, Jr.                     By: /s/ George B. Lemmon, Jr.
    -------------------------                         -------------------------

       Name: George B. Lemmon, Jr.                   Name: George B. Lemmon, Jr.

           Title: President                                Title: Vice-President

MOTOR PRODUCTS-OWOSSO
CORPORATION

By: /s/ George B. Lemmon, Jr.
    -------------------------

       Name: George B. Lemmon, Jr.

           Title: Vice-President